UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 30, 2002

                           Gateway Distributors, Ltd.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                  000-27879                     65-0683539
                  ---------                     ----------
         (Commission File Number)      (IRS Employer Identification Number)


                        3095 East Patrick Lane, Suite 1,
                          North Las Vegas, Nevada 89120
                    (Address of principal executive offices)

                                 (702) 938-9316
              (Registrant's telephone number, including area code)



             (Former name or address, if changed since last report)





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ITEM 5.           OTHER EVENTS

As of December 30, 2002, Gateway Distributors Ltd. (the Company) had 12,913,955 (Twelve Million Six Hundred Thousand Nine Hundred Fifty Five) issued and outstanding shares of common stock. Recent issuances of common stock include the following:

On December 10, 2002, the Board of Directors authorized the issuance of 7,000,000 shares of restricted common stock to Neptune Communications, Inc. in conjunction with a non-dilution agreement with Neptune dated December 10, 2002. The Company issued the shares pursuant to section 4(2) of the Securities Act of 1933 in an isolated private transaction by the Company which did not involve a public offering. The Company made this transfer based on the following factors:
(1) The issuance was an isolated private transaction by the Company which did not involve a public offering; (2) there was only one offeree who was issued stock; (3) the offeree has not resold the stock but has continued to hold it since the date of issue; (4) there were no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; (6) the negotiations for the sale of the stock took place directly between the offeree and the Company and (7) Neptune is controlled by Florence Ternes an officer and Director of Gateway.

 On December 10, 2002, the Board authorized the issuance of 800,00 shares of common stock pursuant to an S-8 registration of the Company to Frank Custable on that same day, the shares were issued in exchange for services provided pursuant to a consulting agreement with Suburban Capital Corporation. These share were not issued in connection with the promotion of the Company's stock or services related to raising capital.

On December 11, 2002, the Board of Directors authorized the issuance of a total of 1,800,000 shares of common stock to the following residents of Japan in the stated amounts: Shuichi Yaginuma 1,500,000 shares, Yukihiro Negi 200,000 shares and Miwa Negi 100,000 shares. These shares were issued in partial payment of $165,000 in past debts owed to the above named persons. The Company issued the shares in reliance upon Regulation S. Regulation S provides generally that any offer or sale that occurs outside of the United States is exempt from the registration requirements of the Securities Act of 1933, provided that certain conditions are met. Regulation S has two safe harbors. One safe harbor applies to offers and sales by issuers, securities professionals involved in the distribution process pursuant to contract, their respective affiliates, and persons acting on behalf of any of the foregoing (the "issuer safe harbor"), and the other applies to resales by persons other than the issuer, securities professionals involved in the distribution process pursuant to contract, their respective affiliates (except certain officers and directors), and persons acting on behalf of any of the forgoing (the "resale safe harbor"). An offer, sale or resale of securities that satisfied all conditions of the applicable safe harbor is deemed to be outside the United States as required by Regulation
S. The distribution compliance period for shares sold in reliance on Regulation S is one year.

Between December 11 and 30 of 2002, the Board of Directors authorized the issuance of a total of 3,200,000 shares of S-8 stock to 8 individuals for services rendered. The services rendered included: legal, accounting, advisory and other services rendered not in connection with promotion of the Company's stock or capital raising. No single individual received more than 5% of the total issued and outstanding shares of the Company on the date of issuance.

On December 15, 2002 the Board of Directors authorized the issuance 1,000,000 shares of common stock pursuant to the Company's S-8 registration Statement to Frank Custable pursuant to a consulting agreement with Suburban Capital Corporation. These share were not issued in connection with the

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promotion of the Company's stock or services related to raising capital.

On December 16, 2002, the Board of Directors authorized the issuance of a total of 165,00 shares to 8 employees as year-end bonuses. The Company issued the shares pursuant to section 4(2) of the Securities Act of 1933 in an isolated private transaction by the Company which did not involve a public offering. The Company made this transfer based on the following factors: (1) The issuance was an isolated private transaction by the Company which did not involve a public offering; (2) there was a limited number of offerees who were issued stock; (3) the offerees have not resold the stock but has continued to hold it since the date of issue; (4) there were no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and
(6) the negotiations for the sale of the stock took place directly between the offerees and the Company.

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

ITEM 7. Financial Statements and Exhibits The following exhibits are included as part of this report:

    Exhibit         Page      Description
      No.           No.
--------------- ------------  ------------------------------------------------------------------------------------------

     10(i)           4        Non-Dilution Agreement between Neptune Communications and Gateway
                              Distributors Ltd. dated December 10, 2002.

    10(ii)           5        Consulting Agreement between Gateway Distributors Ltd. and Suburban
                              Capital Corporation dated October 22, 2002.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 30th day of December, 2002.

        Gateway Distributors, Ltd.


        _/s/ Richard Bailey
        Richard Bailey, President




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                             NON-DILUTION AGREEMENT
                                       OF
              NEPTUNE COMMUNICATIONS AND GATEWAY DISTRIBUTORS LTD.

 Now Comes Neptune Communications, Inc. and Gateway Distributors Ltd. those parties to a Consulting Agreement dated the 8th of June, 2002 and agree as follows:

         1. That as a result of the reverse split of stock carried out by Gateway Distributors Ltd. that Neptune is entitled to additional shares of stock to insure proper compensation for the services provided by Neptune pursuant to the consulting agreement referenced above and for the service provided by Neptune and to be provided by Neptune pursuant to that agreement.

         2. The parties hereby agree and stipulate that the agreed upon compensation that should be issued and delivered to Neptune for the services that have been and are to be provided to Gateway pursuant to the June 8, 2002 agreement shall be, in addition to all other compensation previously delivered to Neptune by Gateway, that number of shares necessary to insure that Neptune shall hold not less than 51% of the issued and outstanding shares of the common stock of Gateway Distributors, Ltd and that the shares issued pursuant to this Agreement shall be restricted common stock of Gateway Distributors Ltd., which shares shall be issued and delivered by Gateway to Neptune from time to time as necessary to maintain Neptune's interest in Gateway at not less than 51%. The non-dilution provisions of this agreement shall only apply for a period of two years from the date hereof.

         3. The parties agree that all other provisions of the June 8, 2002 agreement shall remain in place and are not modified except as specifically set forth herein.

         Agreed and entered into this 10th day of December, 2002.

Neptune Communications, Inc.    Gateway Distributors Ltd.


By:      /s/ Flo Ternes                  By:     /s/ Rick Bailey
     ---------------------------              ----------------------
         Flo Ternes, President           Rick Bailey, President




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                                    AGREEMENT

         THIS AGREEMENT (the "Agreement") is made this 22nd day of October 2002, by and between Suburban Capital Corporation, a Delaware corporation ("Advisor") and, Gateway Distributors, Ltd., a Nevada corporation (the "Company"). The term Advisor shall also include any affiliates or wholly owned companies of Advisor which holds notes from the Company.

         WHEREAS, Advisor and Company have heretofore entered into certain oral and written agreements, notes and contracts; and

         WHEREAS, it is the intent of Advisor and Company (the "Parties") to enter into a new agreement which will supercede and replace any and all existing contracts, notes and agreement, whether written or oral, which have heretofore existed between the parties, their agents and assigns; and

         WHEREAS, it is the intent that this Agreement, and any subsequent amendments or addendums thereto, shall govern all subsequent dealings between the Parties; and

         WHEREAS, Advisor and Advisor's Personnel and sub-contractors (as defined below) have experience in evaluating and effecting mergers and acquisitions, advising corporate management, and in performing general administrative duties for publicly-held companies and development stage investment ventures; and

         WHEREAS, the Company desires to retain Advisor to advise and assist the Company in its development on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, and for other good and valuable consideration, including, but not limited to, the cancellation of all previous contracts, notes and agreements between and among the parties, the receipt and sufficiency of which is hereby acknowledged, the Company and Advisor (the "Parties") agree as follows:

         The Company hereby retains Advisor, effective as of the date hereof (the "Effective Date") and continuing until termination, as provided herein, to assist the Company in it's effecting the purchase of businesses and assets relative to its business and growth strategy, acquisition of other operations or businesses, general business and financial issues consulting, the introduction of the Company to other advisors or other third parties that may assist the Company in its plans and future (the "Services"). The Services are to be provided on a "best efforts"
          basis directly and through Advisor's employees or others employed or retained and under the direction of Advisor ("Advisor's Personnel"); provided, however, that the Services shall expressly exclude all legal advice, accounting services or other services which require licenses or certification which Advisor may not have.

         Advisor shall serve as an advisor to the Company for the purpose of finding and presenting

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



         potential business combinations to the Company during the term of this Agreement.

Services to be Rendered

         ADVISOR will assist the Company in arranging introductions to strategic partners ("Strategic Partners") and/or discussions that may facilitate its business as well as supply consulting services from time to time to assist as to Business Combinations discussed herein. ADVISOR may also pursue other appropriate objectives or prospects deemed necessary to further the interests of the Company, all in the discretion of ADVISOR.

         Advisor may supply services, without guarantee of outcome, (with the exception of Exhibit A) from time to time during the term of this Agreement, as determined by Advisor, and such other services as detailed below. The Advisor will provide the Company with a written summation of the services provided hereunder on a monthly basis. Said summation shall be submitted to the Company by the 10th of each month during the term of this Agreement for the previous month.

         Under this Agreement, ADVISOR will use reasonable best efforts throughout the term of this Agreement with the intent, without guarantee, to facilitate a collaborative relationship with one or more Strategic Partner(s), but none needs to be accepted unless satisfactory to the Company in its discretion. There are a number of contacts, at senior levels, to whom ADVISOR may effect an introduction of the Company for the purpose of assisting the Company's pursuits. These introduction services may include, but are not necessarily limited to, the following, as determined and pursued by ADVISOR to reasonable ability and discretion:

                       1. Identify what specific types of
              companies/entities that best fit the parameters for a Company Strategic Partner(s).
               2. Schedule and conduct introductory meetings with
              potential Strategic Partners.
               3. Coordinate the follow-up conversations, meeting
              and, when instructed by Company, any
              negotiations that might result from the original introductory meetings.
               4. Advise Company on how best to assist Company in
              securing a desired prospective new
              Strategic Partner(s).

                       Under this Agreement, ADVISOR will use reasonable best
              efforts throughout the term of this Agreement to facilitate a collaborative relationship with other Advisors. There are a number of Advisors to whom ADVISOR may effect an introduction of Company for the purpose of assisting the Company's pursuits. This applies at Company's discretion.


                       In regard to strategic planning, ADVISOR will, to the extent of Advisor's abilities:

                       Review the Company's current and proposed structures with
              regard to budget and business plan objectives, and written materials relating to strategic planning which are supplied to ADVISOR and reasonably discuss comments and questions.

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




                       ADVISOR may also provide the following services to the
              Company if and as we agree during the term of this Agreement, or same may be supplied by other introducing Advisors:

                 a) Assistance and advisement as to your formal
              Business Plan or amendments within the ability of ADVISOR.
                 b) Introductions to legal counsel, accounting,
              investment banking and other professionals to provide services to the Company as needed.
                c) Introductions to potential strategic partners,
              business associates and other contacts to assist the Company with the implementation of its business plan.
               d) Identifying candidates for potential mergers an
              acquisitions.
               e) Introductions to technical professionals who ar
              competent in executing the business's
              development needs.

                   Any and all services of Advisor herein may be supplied by
              Advisor or other Advisors as determined by Advisor in its discretion.

                   Advisor also agrees to carry out the obligations set forth in Exhibit "A" attached hereto.

                   For purposes of this Agreement, Strategic Partner(s)
              includes, but is not limited to, any company, person or entity that furthers the Company's objectives, either domestically or internationally by partnering with the Company, licensing or purchasing or marketing of services/products; acting as an agent; or entering into a joint venture agreement or merger, sale, purchase, exchange or acquisition in any manner or similar agreement or transaction ("Business Combination").

              Compensation and Means of Payment of Compensation

                       The Company agrees to pay Advisor, or at the option of
              Advisor an employee or contractor of Advisor, a fee for the Services which have been and are to be rendered under the terms of this agreement. ("Advisory Fee"), and shall pay the fee by the delivery to Advisor of a number of shares of the Company's common stock, par value $.001 per share, that equals the sum of $1,500,000 based on the lowest bid price of the Company's common stock as quoted on the Electronic Bulletin Board. In regards to the delivery of shares to the Advisor, the parties hereto acknowledge that the Company contemplates effecting a one-for 25,000 reverse split of its outstanding common stock during the term of this Agreement.

                       The Parties agree that the value of services rendered by
              Advisor to the date of this agreement is $500,000 and that the balance of the $1,500,000 due hereunder in the amount of $1,000,000 shall be paid for services to be rendered during the term of the Agreement.

                       Commencing on the date of this Agreement, the Company
              shall issue and deliver to

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



              the Advisor as compensation for services previously rendered, as described above, and, upon demand made by Advisor as set forth below, shares equaling, when added to the shares presently owned by Advisor, no less than 9.99% of the number of shares of outstanding common stock of the Company as of the date of issuance, which shares are to be liquidated and the gross proceeds applied towards the satisfaction of the earned portion of the total Advisory Fee. Thereafter, from time to time during the term of this Agreement, and pursuant to the provisions thereof, the Company shall continue the issuance of shares for services which have actually been rendered by Advisor, as set forth herein, which shares are to be sold by Advisor and the gross proceeds applied toward the earned Advisory Fee until the earlier of (i) the termination date of this Agreement; or (ii) when Advisor receives the total $1,500,000 Advisory Fee which has been and is to be earned pursuant to the terms of this agreement.

                       Subject to the restrictions and conditions set forth
              herein, during the term of this Agreement the Advisor shall have the right to make written demand, no more often than once every sixty days, for additional Shares to be issued, as needed, to return the number of shares owned by Advisor to a maximum of 9.99% of the issued and outstanding shares of the Company to facilitate payment to Advisor of compensation for services rendered hereunder. The demanded shares, as needed to provide compensation to Advisor for services rendered, which shares are to be sold to allow Advisor to receive the monies due for services actually rendered by Advisor under the terms of this agreement, shall be delivered to the Advisor upon such demand within five (5) business days following actual receipt of such demand by the Company. Any invoice for services rendered under this Agreement, which is delivered with a demand for additional shares, shall contain a good faith certification from Advisor that services of the value invoiced have in fact been performed by Advisor. Within three (3) business days of delivery to the Company of such a written demand from Advisor for additional Shares, Advisor shall deliver to the Company a written reconciliation showing the total gross amount received by Advisor from all sales of Shares delivered to Advisor under the terms of this Agreement together with a statement showing the total number of Shares received under this Agreement, the number of said Shares which have been sold, and the number of said Shares still owned by advisor. Notwithstanding the five (5) day delivery requirement set forth above, the Company shall have two (2) business days following actual receipt of said reconciliation to deliver the demanded Shares. All Shares delivered to the Advisor under the terms of this agreement shall have been registered pursuant to an effective registration statement filed by the Company with the U.S. Securities and Exchange Commission prior to issuance.

                       Advisor shall be able to make demand for the issuance of
              additional Shares, and the Company shall be obligated under the terms of this agreement to issue to Advisor additional Shares, upon Advisor providing the Company with the notices and information set forth hereinabove, and so long as the total number of shares demanded in the notice, when added to the highest total number of Shares owned by Advisor within the prior sixty (60) day period, does not exceed a number in excess of 9.99 % of

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



              the total number of issued and outstanding shares of common stock of the Company.

                 At no time shall the Advisor have the right to receive, or the
               Company be required to deliver shares to Advisor which have not been earned or which would result in the Advisor having, at any time, legal and/or beneficial ownership of the Company's shares equaling in excess of 9.99% of the issued and outstanding shares of the Company. Shares delivered to Advisor upon the submission of any invoice shall be deemed to be fully paid for at the time of submission of the invoice. Advisor shall be required to certify, in any invoice submitted to the Company, that Advisor has in fact performed the services described in the invoice.

                       In the event the shares delivered to and sold by Advisor
              pursuant to the terms of this Agreement fail to gross a total of $1,500,000 or the total amount invoiced to the Company for services actually rendered, whichever is less, the Company, as set forth herein, shall within five (5) business days of notice of this event, and subject to demand under the terms of this agreement, issue a sufficient number of additional registered shares in order to deliver to the Advisor any remaining earned balance of the $1,500,000 or lesser amount actually earned as an Advisory Fee, as set forth herein.

                       Advisor hereby expressly agrees that upon his receipt of
              the $1,500,000 Advisory Fee contemplated by this Agreement, or such lesser amount as may have been billed during the term of this Agreement, Advisor shall immediately return to the Company any shares remaining in Advisor's possession. Advisor shall not knowingly sell Shares in excess of the number needed to allow his gross recovery of monies from the sale of Shares to exceed $1,500,000 or such lesser amount as has actually been billed for services rendered pursuant to this Agreement as set forth herein. Upon the termination of this Agreement, Advisor shall immediately return to the Company any shares in excess of those necessary to pay to Advisor amounts due under the terms of this Agreement.

                       Upon any issuance of stock pursuant to this Agreement,
              Advisor shall pay the cost of any revised shareholders' lists as may be necessitated or required as a result of said issuance. Also, Advisor shall pay all costs related to the preparation and filing of any S-8 Registration Statement necessary to allow shares to be issued under this agreement, together with any transfer agent fees or other fees as may be necessitated by said issuance. Advisor shall be responsible for the legal fees of Edward T. Wells related to the Company's reverse split and the drafting and execution of this Agreement. Finally, Advisor shall be responsible for all other fees and costs associated with the above-described reverse split up to but not exceeding $3,000.

                       The Parties recognize that Advisor currently holds
              convertible notes from the Company totaling $235,000 (the "Notes"), true and correct copies of which are attached hereto as Exhibit "B". It is the intent of the parties that upon execution of this Agreement, there shall be no further obligations for repayment of said Notes so long as Advisor receives payment in full of the Advisory Fee set forth herein prior to the expiration of the term of this

              Agreement or any extension thereof. Notwithstanding any statement herein to the contrary, the said Notes shall remain valid if the amounts due to Advisor under this Agreement are not paid. If the amounts due to Advisor under the terms of this Agreement are not paid as agreed, Advisor shall have the right to liquidate and/or exercise options under the said Notes by making a demand for cash payment or the demand for stock issuance, as therein provided. However, Advisor expressly agrees that Advisor shall have no right to proceed to collection under the Notes if: (i) Advisor receives the Advisory Fee set forth herein ($1,500,000 or such lesser amount as is actually billed for services rendered) prior to the expiration of the twelve (12) month term, in which case the Notes shall be deemed paid in full; or if (ii) Advisor has received at least $1,000,000, or such lesser sum as may have been billed for services actually rendered, under the terms of this Agreement prior to the expiration of the twelve (12) month term; or if (iii) the Company is not in a continuing default under this Agreement; or if (iv) The Company has in fact paid all amounts invoiced to the Company by Advisor under the terms of this Agreement.

                       Notwithstanding any contrary provisions of the Notes,
              Company hereby agrees that a default under this Agreement shall be considered a default under the Notes permitting Advisor to exercise all rights and remedies under said Notes. However, in the event Advisor has received at least $1,000,000 prior to the expiration of the twelve (12) month term as set forth in subsection (ii) above, the parties agree that the terms of payment under this Agreement shall automatically be extended for an additional six (6) month term, and if the total amount to be paid under the terms of this Agreement are received within the period of any such extension, the Notes shall be considered as Paid-in-Full. It is further agreed that in the event the Notes are presented for collection, the total amount to be collected thereunder shall in no event result in Advisor receiving a total amount in excess of $1,500,000, or such lesser amount as is billed by Advisor under this Agreement, from fees collected under this Agreement and amounts collected on the Notes.

                       All invoices and summaries of services actually rendered
              by Advisor, which are certified by Advisor as true and correct, and which accompany any demand for issuance of Shares, shall be accepted as valid when submitted and are not subject to negotiation based upon the uniqueness of the service being provided by Advisor.

                       All shares transferred to Advisor pursuant to the
              provisions of this Agreement are fully earned and non-assessable as of the date of delivery.

              Term

                       This Agreement shall have an initial term of twelve (12)
              months (the "Primary Term"), commencing with the Effective Date. The term of this Agreement may be extended beyond the one (1) year term upon the mutual written agreement of the Advisor and the Company or automatically pursuant to the Compensation and Means of Payment of Compensation as set forth hereinabove.

              Time and Effort of Advisor

                       Advisor shall allocate time and Advisors Personnel as it
              deems necessary to provide the Services. The particular amount of time may vary from day to day or week to week. Except as otherwise agreed, Advisor's monthly statement identifying, in general, tasks performed for the Company shall be conclusive evidence that the Services have been performed. In addition, neither Advisor nor Advisor's Personnel shall be liable to the Company or any of its shareholders for any act or omission in the course of or connected with rendering the Services, including but not limited to losses that may be sustained in any corporate act in any subsequent Business Opportunity (as defined herein) undertaken by the Company as a result of advice provided by Advisor or Advisor's Personnel.

              Place of Services

                       The Services provided by Advisor or Advisor's Personnel
              hereunder will be performed at Advisor's offices except as otherwise mutually agreed by Advisor and the Company.

              Indemnification

                       Subject to the provisions herein, the Company and Advisor
              agree to indemnify, defend and hold each other harmless from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses, including without limitation, interest, penalties and attorneys' fees and expenses asserted against or imposed or incurred by either party by reason of or resulting from any action or a breach of any representation, warranty, covenant, condition, or agreement of the other party to this Agreement.

                       Company's extent of indemnification to Advisor shall also
              include, but not be limited to (a) all expenses (including attorney's fees), judgments, fines, and other sums paid and necessarily incurred with respect to any proceeding (civil, criminal, administrative, or investigative) in which Advisor is made a party which may be based upon claims that (i) Advisor publicly disseminated any information about the Company, which information was provided to Advisor by the Company; or (ii) is based upon the dissemination of information by the Company without the approval of Advisor; or (iii) is based upon the failure of the Company to disseminate information; or (iv) results from the failure of the Company, its officers, employees or agents other than advisor misstating a material fact or omitting to state a material fact in information disseminated to the public; and (b) all reasonable costs of settlement in any such proceeding.

                       Advisor's extent of indemnification to Company shall also
              include, but not be limited to (a) all expenses (including attorney's fees), judgments, fines, and other sums paid and necessarily incurred with respect to any proceeding (civil, criminal, administrative, or investigative) in which Company is made a party which may be based upon claims that (i) Company publicly disseminated any information about the Advisor, which information was provided to Company by the Advisor; or (ii) is based upon the dissemination of information by the Advisor without the approval of the Company; or
              (iii) is based upon the failure of the Advisor to disseminate information; or (iv) results from the failure of the Advisor, its officers, employees or agents other than advisor misstating a material fact or omitting to state a material fact in information disseminated to the public; and (b) all reasonable costs of settlement in any such proceeding.

                       Advisor's and Company's right to indemnification are not
              exclusive of any other rights to which they may be entitled, and all rights to indemnification created by this Agreement or at law shall have mutual application.

                       It is expressly understood that Advisor has no
              responsibility for any statement which may be made or disseminated to any third person or to the public by the Company or any officer, agent, employee, or entity of the Company other than Advisor, unless Advisor has, specifically approved such statement in writing prior to its dissemination.

              Other Conditions

                       It is expressly understood that each party is an
              independent contractor with the sole responsibility for its own business. It is further agreed and understood that ADVISOR is not and shall not represent itself to be an agent of Company for any purpose. Neither party has the right or authority to assume or create an obligation of any kind for or on behalf of the other, or to bind the other in any respect. It is expressly understood that ADVISOR will not act as a broker or finder, or as an attorney or as an accountant, and that the compensation and expense reimbursement referred to above is in exchange for strategic advisory services, and to reimburse ADVISOR and is specifically not a brokerage fee, nor a finder's fee, nor a legal fee, nor an accounting fee. Any lawyers or accountants or advisors of ADVISOR, unless specifically engaged in writing between the Company and such person or firm, are not under contract with the Company and represent ADVISOR exclusively. All payments to ADVISOR are non-refundable. Company represents that consummation of any transaction contemplated herein will not conflict with or result in a breach of any of the terms, provisions or conditions of any written agreement to which it is a party.

              Miscellaneous Provisions

                A. Gender. Wherever the context shall require, al
                                -----------------
              words herein in the masculine gender shall
              be deemed to include the feminine or neuter gender, all singular words shall include the plural, and all plural shall include the singular.
                B. Severability. If any provision hereof is deeme
                             -----------------------
              unenforceable by a court of competent
              jurisdiction, the remainder of this Agreement, and the application of such provision in other circumstances shall not be affected thereby.

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                C. Further Cooperation. From and after the date o
                         ------------------------------
              this Agreement, each of the parties hereto
              agrees to execute whatever additional documentation or instruments as are necessary to carry out the intent and purposes of this Agreement or to comply with any law.
                  D. Waiver. No waiver of any provision of this
                                -----------------
              Agreement shall be valid unless in writing and
              signed by the waiving party. The failure of any party at any time to insist upon strict performance of any condition, promise, agreement or understanding set forth herein, shall not be construed as a waiver or relinquishment of any other condition, promise, agreement or understanding set forth herein or of the right to insist upon strict performance of such waived condition, promise, agreement or understanding at any other time.
                E. Expenses. Except as otherwise provided herein,
                               -------------------
              each party hereto shall bear all expenses
              incurred by each such party in connection with this Agreement and in the consummation of the transactions contemplated hereby and in preparation thereof.
                F. Amendment. This Agreement may only be amended
                              --------------------
              or modified at any time, and from time
              to time, in writing, executed by the parties hereto.
                 G. Notices. Any notice, communication, request,
                               ------------------
              reply or advice (hereinafter severally and
              collectively called "Notice") in this Agreement provided or permitted to be given, shall be made or be served by delivering same by overnight mail or by delivering the same by a hand-delivery service, such Notice shall be deemed given when so delivered. For all purposes of Notice, the addresses of the parties set out below their signatures herein shall be their addresses unless later advised in writing.
                    H. Captions. Captions herein are for the
                               -------------------
              convenience of the parties and shall not affect the
              interpretation of this Agreement.
            ICounterpart Execution. This Agreement may be executed i
                             -----------------------
              two or more counterparts, each
              of which shall be deemed an original, but all of which together shall constitute one and the same instrument and this Agreement may be executed by fax.
                 J. Assignment. This Agreement is not assignable
                              ---------------------
              without the written consent of the parties.
                   K. Parties in Interest. Provisions of this
                         ------------------------------
              Agreement shall be binding upon and inure to the
              benefit of and be enforceable by the parties, their heirs, executors, administrators, other permitted successors and assigns, if any. Nothing contained in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, not is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, not shall any provision give any third persons any right of subrogation over, or action against, any party to this Agreement.
                 L. Entire Agreement. This Agreement constitutes
                           ---------------------------
              the entire agreement and understanding of
              the parties on the subject matter hereof and supercedes all prior agreements and understandings on the subject thereof. All prior agreements, whether written or oral, are merged herein.
                  M. Construction. The parties hereto agree to
                             -----------------------
              cooperate with one another in respect of this Agreement, including reviewing and executing any document necessary for the performance of this Agreement, to comply with law or as reasonably requested by any party hereto, or legal counsel to any party hereto.

                   N. Cooperation. The parties hereto agree to
                             ----------------------
              cooperate with one another in respect of this
              Agreement, including reviewing and executing any document necessary for the performance of this Agreement, to comply with law or as reasonably requested by any party hereto, or legal counsel to any party hereto.
                O. Independent Legal Counsel. Advisor will retain
                      ------------------------------------
              legal counsel and be responsible for
              handling any legal issues related to the Company's filings, audits, public relations issues, or legal actions by anyone regarding services or advice given by Advisor to the Company. This provision will apply to all agreements between advisor and the Company, past, present or future and applies to all subsidiaries of the Company. The parties hereto agree that (i) each has retained independent legal counsel in connection with the preparation of this Agreement, (ii) each has been advised of the importance of retaining legal counsel, and (iii) by the execution of this Agreement, each party who has not retained independent legal counsel acknowledges having waived such right.
                 P. Choice of Law/Venue. The law of the State of
                         ------------------------------
              Illinois shall apply to this Agreement without reference to conflict of law principles, and the sole venue for any dispute or suit between the parties shall be a court of competent jurisdiction in the location of the ADVISOR in Illinois.

                       IN WITNESS WHEREOF, the parties have executed this
              Agreement on the date above written.

              Gateway Distributors, Ltd., a Nevada Corporation


              By: ______________________________
              President


              Suburban Capital Corporation, a Delaware Corporation


              By: ______________________________
              President

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